SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    --------


                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported): MARCH 10, 2006


                           TOMMY HILFIGER CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


   British Virgin Islands         1-11226              98-0372112
   ----------------------         -------              ----------
 (State or other          (Commission File Number)    (IRS Employer
  jurisdiction of                                     Identification Number)
  incorporation)


9/F, NOVEL INDUSTRIAL BUILDING, 850-870 LAI CHI KOK ROAD, CHEUNG SHA WAN,
                               KOWLOON, HONG KONG
                    (Address of principal executive offices)

                                  852-2216-0668
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)
[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 5.03    AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE
IN FISCAL YEAR.

         On March 10, 2006, the Board of Directors of Tommy Hilfiger Corporation (the "Company") approved by written consent, and the Company filed, an application with the Registrar of Corporate Affairs of the British Virgin Islands ("BVI") to re-register the Company (the "Re-registration") as a company limited by shares under the BVI Business Companies Act, 2004 (the "BC Act"), from a company limited by shares and incorporated under the International Business Companies Act (Cap 291) of the British Virgin Islands (the "IBC Act"). In connection with the Re-registration, the Company filed an amended and restated Memorandum and Articles of Association (the "Revised Memorandum and Articles of Association") with the Registrar of Corporate Affairs of the British Virgin Islands primarily to comply with the requirements of the BC Act. The registration and the Revised Memorandum and Articles of Association each became effective as of March 10, 2006.

BACKGROUND OF THE RE-REGISTRATION

         As part of its efforts to improve its corporate law system, the British Virgin Islands enacted the BC Act and provided in its enacting legislation that after January 1, 2006, no new companies be incorporated under the IBC Act and that any companies which remain incorporated under the IBC Act on January 1, 2007 will automatically be re-registered as companies incorporated under the BC Act with a limited number of provisions from the IBC Act being allowed to continue to apply to such companies. The BC Act also provides that a company organized under the BC Act may not be merged with a company organized under the IBC Act. With these changes in mind, and the fact that the Apax merger vehicle must be incorporated under the BC Act, the Company agreed in its previously disclosed agreement to be acquired by funds advised by Apax Partners to accelerate the Re-registration so that the proposed merger could be effected under the BC Act.

EFFECTS OF THE RE-REGISTRATION

         As a result of the Re-registration, the Company is now subject to a different statutory regime, which as of January 1, 2007 will be the only statutory regime for companies incorporated under the laws of the British Virgin Islands. This difference accounts for the majority of the changes made to the Company's prior memorandum and articles of association as filed with the Registrar of Corporate Affairs of the British Virgin Islands. The Company does not expect


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that the Re-registration will have an adverse impact on the Company, its business, or its shareholders. A copy of the Memorandum and Articles of Association as filed under the BC Act is attached as Exhibit 3.1 to this Report on Form 8-K. The following general description of the principal changes from, and additional requirements to, the Company's prior memorandum and articles of association as filed with the Registrar of Corporate Affairs of the British Virgin Islands that result from the Re-registration is qualified by and subject to the full text of the Revised Memorandum and Articles of Association as filed under the BC Act and the BC Act:

o LIMITS TO CORPORATE POWER. The Company will no longer be prohibited from carrying on business with persons in the BVI under the BC Act.(See Clause 5 of the revised Memorandum of Association)

o MEMBERS' REMEDIES. The BC Act provides minority shareholders with statutory rights to take derivative actions, by obtaining a leave of court, in exceptional circumstances.

o AMENDMENT OF THE MEMORANDUM AND ARTICLES OF ASSOCIATION. The Revised Memorandum and Articles of Association, as required by the BC Act, imposes new restrictions on the ability of the directors to amend the Revised Memorandum and Articles of Association by resolution of the directors, e.g. the directors cannot amend to restrict the rights of shareholders to amend the Memorandum or Articles of Association. (See Clause 11 of the revised Memorandum of Association)

o CONSIDERATION FOR SHARES OTHER THAN CASH. Issuing shares for consideration other than money requires a resolution of directors under the BC Act. (See Regulation 2.7 of the revised Articles of Association)

o SHARE REDEMPTION AND DIVIDENDS. The BC Act requires the Company to make a solvency determination before it redeems its shares, declares dividends or makes distributions. The BC Act's solvency test reflects the removal of the concepts of "capital" and "surplus" from the BC Act. (See Regulations 3.4 and 20.1 of the revised Articles of Association)

o REDEEMED SHARES. The Revised Memorandum and Articles of Association, as required by the BC Act, allows the Company to hold redeemed shares as treasury shares except to the extent that such shares are in excess of 50 percent (as opposed to 80 percent, previously) of the issued shares in which case they shall be cancelled but they shall be available for reissue. (See Regulation 3.6 of the revised Articles of Association)


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o        NOTICE AND RECORD DATE. The Revised Memorandum and Articles of
         Association explicitly states that the record date may be set by the directors on such date as specified in the notice to shareholders. (See Regulation 9.5 of the revised Articles of Association)

o DIRECTOR. Under the BC Act, no person can be appointed as a director of the Company unless he has consented in writing to being appointed a director. (See Regulation 10.2 of the revised Articles of Association)

o DIRECTOR RESIGNATION. A director is required to resign if he or she is, or becomes, disqualified from acting as a director under the BC Act. (See Regulation 10.6 of the revised Articles of Association)

o BOARD OF DIRECTOR COMMITTEES. The BC Act imposes certain additional restrictions on the ability of the board of directors to delegate its powers to committees, e.g. the power to amend the memorandum or articles, the general power to delegate to committees (provided that certain powers can be sub-delegated if authorized by the directors), the power to appoint and remove agents, and the power to appoint and remove directors. The directors remain responsible for the exercise of the power by the committee unless they believe on reasonable grounds that the committee would exercise the power in conformity with the statutory duties imposed on the directors. (See Regulations 13 and 14 of the revised Articles of Association)

o INTERESTED DIRECTOR TRANSACTION. The BC Act requires a director to disclose to the board his interest in any transaction to be entered into by the Company and renders an interested transaction voidable by the Company unless (i) the interest was disclosed to the board, (ii) disclosure is not required, (iii) the material facts of the director's interest in the transaction are known by the members and the transaction is approved by them, or (iv) if the Company received fair value for the transaction.

o RECORDS AND REGISTERS. The Company is now required, under the BC Act, to keep at the office of its registered agent (i) the Memorandum and the Articles of Association; (ii) the register of members, or a copy of the register of members; (iii) the register of directors, or a copy of the register of directors; (iv) copies of all notices and other documents filed by the Company with the Registrar in the previous 10 years; and (v) a register of charges with certain specific information. (See Regulations 2.8, 10.8, 17, and 18 of the revised Articles of Association). In addition, the Company is also required to keep, at the office of its registered agent or at such other place or places, within or outside the BVI, as the directors may determine, (i) minutes of meetings and resolutions of shareholders and classes of shareholders; (ii) minutes of


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          meetings and resolutions of directors and committees of directors;
          and (iii) an impression of the Company's seal. (See Regulation 17.4 of the revised Articles of Association). The BC Act also prescribes certain procedures with regards to the keeping of such records.



ITEM 9.01              FINANCIAL STATEMENTS AND EXHIBITS


EXHIBIT NO.                         DESCRIPTION
----------                         --------------
3.1                    Revised Memorandum and Articles of Association


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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                                  TOMMY HILFIGER CORPORATION


                                   By:   /s/ Joseph Scirocco
                                      --------------------------------------
                                       Name:  Joseph Scirocco
                                       Title: Chief Financial Officer,
                                              Executive Vice President and
                                              Treasurer

Date:  March 15, 2006







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                                  EXHIBIT INDEX

EXHIBIT NUMBER                    DESCRIPTION
--------------                    -----------
3.1                   Revised Memorandum and Articles of Association